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                                                                    EXHIBIT 99.3

                             SUBORDINATED GUARANTY

     THIS SUBORDINATED GUARANTY (the "Guaranty"), dated as of _________, 2001, is made and given by JOHN F. BIVER, an individual residing in Dubuque, Iowa, and JOLENE BIVER, an individual residing in Dubuque, Iowa (each, a "Guarantor"), in favor of [RODNEY L. BLUM] [DENNIS J. GEORGE], an individual residing in Dubuque, Iowa (the "Lender").

     WHEREAS, the Lender has extended credit accommodations to Eagle Point Software Corporation, a Delaware corporation (the "Borrower");

     WHEREAS, in connection with those credit accommodations the Lender has required that this Guaranty be executed and delivered by the Guarantors; and

     WHEREAS, the Guarantors have an economic interest in the Borrower and expect to derive substantial benefits from the extension of credit accommodations to the Borrower by the Lender and find it advantageous, desirable and in their best interests to execute and deliver this Guaranty to the Lender.

     NOW, THEREFORE, in consideration of the credit accommodations to be extended to the Borrower and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantors hereby covenant and agree with the Lender as follows:

     Section  1.  Definitions.  As used in this Guaranty, the following terms
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shall have the meaning indicated:

              "Obligations" shall mean all principal of,  interest on, and all
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     expenses of Lender (including reasonable attorneys fees) associated with collecting upon that certain subordinated promissory note of the Borrower to the Lender, dated ________, 2001, in the principal amount of $[500,000] [250,000].

              "Person" shall mean any individual, corporation, partnership,
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     limited partnership, limited liability partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

     Section 2.  Guaranty.  Subject always to the following Section 3, the
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Guarantors, jointly and severally, hereby absolutely and unconditionally guarantee to the Lender, as primary obligors and not merely as sureties, the prompt and punctual payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Obligations. This is a guaranty of payment and performance and not of collection only. Lender, without authorization from or notice to Guarantors and without impairing, modifying, changing, releasing, limiting or affecting the liability of Guarantors under this Guaranty, may from time to time at Lender's discretion and with or without valuable

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consideration, alter, compromise, accelerate, renew, extend or change the time or manner for the payment of any or all of the Obligations, increase or reduce the rate of interest thereon, take and surrender security, exchange security by way of substitution, or in any way it deems necessary take, accept, withdraw, subordinate, alter, amend, modify or eliminate security, add or release or discharge endorsers, guarantors, or other obligors, make changes of any sort whatever in the terms of payment of the Obligations or in the manner of doing business with Borrower, or settle or compromise with Borrower or any other person or persons liable on the Obligations on such terms as it may see fit, and may apply all moneys received from the Borrower or others, or from any security held (whether held under a security instrument or not), in such manner upon the Obligations (whether then due or not) as it may determine to be in its best interest, without in any way being required to marshal securities or assets or to apply all or any part of such moneys upon any particular part of the Obligations. It is specifically agreed that Lender is not required to retain, hold, protect, exercise due care with respect thereto, perfect security interests in or otherwise assure or safeguard any security for the Obligations; no failure by Lender to do any of the foregoing and no exercise or nonexercise by Lender of any other right or remedy of Lender shall in any way affect any of Guarantor's obligations hereunder or any security furnished by Guarantors or give Guarantors any recourse against Lender.

     Section 3.  Subordination of Guaranty.  The obligation of each Guarantor on
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this Guaranty is and shall remain subordinate in right of payment to all and any guarantees by each Guarantor on all Senior Debt to the extent and in the manner hereinafter set forth. "Senior Debt" shall mean the principal of and unpaid accrued interest on: (a) all indebtedness of the Borrower for borrowed money (other than the Obligations and the indebtedness evidenced by that certain subordinated promissory note of the Borrower, dated ___________, 2001, payable to [Rodney L. Blum in the principal amount of $500,000] [Dennis J. George in the principal amount of $250,000]) from Dubuque Bank and Trust and ______________ in an amount not to exceed in the aggregate $12,000,000, whether created, incurred or assumed before or after the date hereof, and renewals, extensions and refundings of any such indebtedness and (b) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for or to refinance such Senior Debt, except that Senior Debt shall not include or mean debentures, notes or other evidence of indebtedness issued to any Guarantor.
The subordination provisions contained in this Guaranty are expressly and only for the benefit of third party senior creditors of the Borrower and shall in no way limit the rights or remedies of Lender against each Guarantor, including without limitation the time at which or the method with which Lender may proceed
against the Guarantors for any amount owing hereunder.   Upon any distribution
of assets of the Borrower, upon dissolution, winding up, liquidation or reorganization of the Borrower, whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Borrower, or otherwise, all guarantees by each Guarantor of Senior Debt shall first be paid in full, or provision made for such payment in cash, before any payment is made on any amount hereunder. In the event of such payment in full, Lender shall be subrogated ratably to all rights of such senior lenders to receive payments or distributions of the assets of the Guarantors applicable to such Senior Debt until the Obligations shall be paid in full. All payments under this Guaranty shall be suspended during any period of time that payments are suspended pursuant to a Payment Blockage Notice under the terms of the Obligations.

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     Section 4.  Absolute Guaranty.  This Guaranty is an absolute, irrevocable,
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unconditional and continuing guaranty of payment and performance of the
Obligations, irrespective of the genuineness, validity, regularity or enforceability of the Obligations or any other instrument executed and delivered in connection therewith, or any substitution, release or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of the parties that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances.. Without limiting the generality of the foregoing, it is agreed that the liability of the Guarantors shall not be modified, limited, released, impaired or affected in any manner whatsoever by:(a) repayments by the Borrower or the allocation by the Lender of repayments by the Borrower, it being the understanding of each Guarantor that such Guarantor's liability shall continue hereunder so long as there are any Obligations outstanding; (b) Lender obtaining collateral to secure payment of the Obligations; (c) the assumption of liability by any other person (whether as a guarantor or otherwise) for payment or performance of the Obligations (unless Guarantors are unconditionally released in writing by Lender); (d) the subordination, relinquishment or discharge of Lender's rights under the Obligations; (e) a release, surrender, exchange, loss, termination, waiver or discharge of any collateral securing performance of the Obligations; (f) the incapacity, death, insolvency, bankruptcy, reorganization, assignment for the benefit of creditors, receivership, disability, conservatorship, discharge, waiver or other exoneration of the Lender, Borrower or Guarantors (or any other person now or hereafter liable for performance of the Obligations); (g) the assignment by Lender, renewal, extension, modification or amendment of the Obligations; (h) failure, delay, waiver or refusal by the Lender to exercise any right or remedy held by the Lender under law or the Obligations; (i) any change in ownership or control of the Borrower; (j) the invalidity, unenforceability or insufficiency of any one or more of the terms of the agreements or instruments creating the Obligations or any collateral securing payment or performance thereunder; (k) the failure by Lender to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of Borrower or any other person or entity; (l) recovery from Borrower or any other person or entity becomes barred by any statute of limitations or is otherwise prevented; (m) any modifications, extensions, amendments, consents, releases or waivers with respect to the Obligations, or any other instrument now or hereafter securing the payment of the Obligations or this Guaranty; (n) Guarantor is or becomes liable for any Obligations owing by Borrower to Lender other than under this Guaranty; (o) any impairment, modification, change, release, limitation or equitable subordination of the liability of, or stay of actions or lien enforcement proceedings against, Borrower, its property, or its estate in bankruptcy, or occurring as the result of an assignment for the benefit of creditors, receivership, dissolution, arrangement, composition or similar proceedings federal or state law, or from the decision of any court, or (k) the failure of a Guarantor to receive notice of any one or more of the foregoing actions or events.

     Section 5.  Waivers by Guarantors.  Each Guarantor hereby expressly waives
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(a) demand of payment, presentment, protest, notice of dishonor, nonpayment or nonperformance on any and all forms of the Obligations, notice of intention to accelerate the maturity of the Obligations or any part thereof, notice of acceleration of the maturity of the Obligations or any part thereof, notice of disposition of collateral, diligence in

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collecting, and the bringing of suit against any other party, (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply, and (c) all defenses given to sureties or guarantors at law or in equity other than the actual payment and performance of the Obligations and all defenses based upon questions as to the validity, legality or enforceability of the Obligations. Each Guarantor hereby further waives any and all requirements that the Lender institute any action or proceeding at law or in equity, or obtain any judgment, against the Borrower or any other Person, or with respect to any collateral security for the Obligations, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against, such Guarantor upon this Guaranty. Any remedy or right hereby granted which shall be found to be unenforceable as to any Person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other Person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

     Section 6.  Reinstatement.   The obligations of the Guarantors under this
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Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and the Guarantors, jointly and severally, agree that they or each one of them will indemnify Lender on demand for all reasonable costs and expenses (including, without limitation, attorney fees) incurred by Lender in connection with such rescission or restoration.

     Section 7.  Representations and Warranties of Guarantors.  Each of the
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Guarantors hereby represents and warrants to Lender as follows:  (a) Guarantor is solvent, is not bankrupt and has no outstanding liens, garnishments, bankruptcies or court actions which could render guarantor insolvent or bankrupt, and there has not been filed by or against Guarantor a petition in bankruptcy or a petition or answer seeking an assignment for the benefit of creditors, the appointment of a receiver, trustee, custodian or liquidator with respect to Guarantor or any substantial portion of Guarantor's property, reorganization, arrangement, rearrangement, composition, extension, liquidation or dissolution or similar relief under the Bankruptcy Code or any state law; (b) Guarantor is not subject to a conservatorship, guardianship or any other proceeding or disability affecting Guarantor's competency to contract; (c) the execution, delivery and performance of this Guaranty do not contravene, result in the breach of or constitute a default under any mortgage, deed of trust, lease, promissory note, loan agreement or other contract or agreement to which Guarantor is a party or by which Guarantor or any of its properties may be bound or affected and do not violate or contravene any law, order, decree, rule or regulation to which Guarantor is subject; (d) there are no judicial or administrative actions, suits or proceedings pending or, to the best of Guarantor's knowledge, threatened against or affecting Guarantor or involving the validity, enforceability or priority of this Guaranty; and (e) this Guaranty constitutes the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms.

     Section 8.  [Reserved]

     Section 9.  Remedies Cumulative.  All remedies afforded to the Lender by
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reason of

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this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether or not exercised by the Lender, shall be deemed to be in exclusion of any of the other remedies available to the Lender and no one of such remedies shall in any way limit or prejudice any other.

     Section 10.  Waiver/Amendment.  This Guaranty can be waived, modified,
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amended, terminated or discharged only explicitly in a writing signed by the
Lender.

     Section 11.  Binding Effect.  This Guaranty will be binding upon each
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Guarantor and their respective heirs, personal representatives, successors and assigns, and will inure to the benefit of Lender and all heirs, personal representatives, successors and assigns of Lender. Each Guarantor hereby expressly consents to the assignment of the rights of Lender hereunder in connection with any assignment of the rights of Lender to the Obligations (whether voluntarily or by operation of law). Neither Guarantor may assign their obligations pursuant to this Guaranty without the advance written consent of Lender.

     Section 12.  Notices.  Any notice or other communication to any party in
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connection with this Guaranty shall be in writing and shall be sent by manual delivery, facsimile transmission (with confirmation of receipt thereof), overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

     Section 13.  Expenses of Enforcement.  The Guarantors, jointly and
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severally, hereby agree to pay any and all costs, attorneys' fees and expenses incurred or expended by Lender in enforcing its rights under this Guaranty.

     Section 14.  Governing Law.  THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY
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OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF IOWA, WITHOUT
REGARD TO CHOICE OF LAWS PRINCIPLES.

     Section 15.  Severability.  A determination that any provision of this
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Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision and any determination that the application of any provision of this Guaranty to any Person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

     Section 16.  Counterparts.  This Guaranty may be executed in any number of
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counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     Section 17.  Section Headings.  The section headings contained in this
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Guaranty are for purposes of convenience and shall not be interpreted to effect the substantive meaning of any provision of this Guaranty.

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     IN WITNESS WHEREOF, the Guarantors have executed this Guaranty as of the date first above written.

                                    GUARANTOR:

                                    ____________________________________
                                    John F. Biver

Address:


                                    GUARANTOR:

                                    ____________________________________
                                    Jolene Biver


Address:


Address for the Lender:


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